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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC  20549

                                 FORM 8-K

                              CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):
                    DECEMBER 29, 1997 (DECEMBER 12, 1997)
                    -------------------------------------

                       IMAGE GUIDED TECHNOLOGIES, INC.
                       -------------------------------
          (Exact name of registrant as specified in its charter)



             COLORADO                      001-12189            84-1139082
             --------                      ---------            ----------
  (State or other jurisdiction     (Commission file number)   (IRS Employer
of incorporation or organization)                           Identification No.)



  5710-B FLATIRON PARKWAY, BOULDER, CO                             80301
  ------------------------------------                             -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (303) 447-0248
                                                    --------------



Item 2.  Acquisition or Disposition of Assets

     On December 12, 1997, Image Guided Technologies, Inc. (the "Company") finalized the acquisition of all the outstanding stock of Brimfield Precision, Inc. ("Brimfield") for a purchase price of $9,285,000. The purchase price was paid with a combination of $7,785,000 in cash and 579,510 shares of the Company's common stock (valued at the average of the last price for the 10 days prior to December 12, 1997).

     Brimfield sells surgical instruments and orthopedic implants to OEM surgical instrument companies. Brimfield's products are used for spinal surgery, orthopedic surgery and minimally invasive surgical procedures. Prior to its sale to the Company, Brimfield was owned by William and Matthew Lyons. William Lyons will continue to act as President of Brimfield and has been elected as a director of the Company.

     The Company obtained the cash for the acquisition from bank financing and its own funds. The Company has entered into a secured loan agreement with Imperial Bank pursuant to which Imperial Bank has loaned the Company $4,000,000 pursuant to a three-year term loan (payable in thirty-six equal installments of principal) and up to $2,000,000 (the actual amount to be determined by a collateral audit) pursuant to a revolving loan payable on or before June 30, 1999. In connection with the loan agreement, the Company has agreed to raise $1,000.000 in equity by March 15, 1998. The Company paid Cruttenden

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Roth ("Cruttenden") a $300,000 finder's fee for introducing the Company to, and advising the Company in negotiations with, Imperial Bank. The Company has issued a one-year $500,000 subordinated note to Cruttenden to pay the finder's fee plus an additional $200,000 owed to Cruttenden. In connection with the loan and subordinated note, the Company issued a seven-year warrant for 160,000 shares of the Company's common stock at $2.92 per share to Imperial Bank and a seven-year warrant for 100,000 shares of the Company's common stock at $2.92 per share to Cruttenden.

Item 7.   Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired.

                                                                     Page
                                                                     ----
          Report of Independent Accountants                            3
          Balance Sheet - October 31, 1997                             4
          Statement of Operations and Retained Earnings -- Year
           Ended October 31, 1997                                      5
          Statement of Cash Flows -- Year Ended October 31, 1997       6
          Notes to Financial Statements                                7

          The following financial statements of Brimfield will be filed by amendment to this Form 8-K no later than February 27,1998. Extension is necessary in order to complete an audit of Brimfield for the year ended October 31, 1996.

     Financial Statements to be filed no later than February 27, 1998:
          Report of Independent Accountants
          Balance Sheet - October 31, 1996
          Statement of Operations and Retained Earnings -- Year
           Ended October 31, 1996
          Statement of Cash Flows -- Year Ended October 31, 1996
          Notes to Financial Statements


          (b)  Pro Forma Financial Information.

          It is impractical to provide the required pro forma financial information at the time of filing this report. The required pro forma financial information will be filed by amendment to this Form 8-K not later than February 27, 1998.

          (c)  Exhibits

          Exhibit
          Number                      Description
          ------                      -----------
           2.1 Agreement of Purchase and Sale Among Image Guided Technologies, Inc. and Stockholders of Brimfield Precision, Inc. dated 11/25/97.
           2.2 Amendment dated 12/12/97 to Agreement of Purchase and Sale Among Image Guided Technologies, Inc. and Stockholders of Brimfield Precision, Inc. dated 11/25/97.
           2.3 Loan Agreement between Image Guided Technologies, Inc. and Imperial Bank, dated December 12, 1997.
           2.4 Subordinated Note from Image Guided Technologies, Inc. payable to Cruttenden Roth, dated December 12, 1997.
           2.5      Warrant from Image Guided Technologies, Inc. to
                    Imperial Bank, dated December 12, 1997
           2.6      Warrant from Image Guided Technologies, Inc. to
                    Cruttenden Roth, dated December 12, 1997

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To the Board of Directors
BRIMFIELD PRECISION, INC.
Brimfield, Massachusetts

                           Independent Auditors' Report

We have audited the accompanying balance sheet of Brimfield Precision, Inc. (an S-Corporation) as of October 31, 1997 and the related statements of operations and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brimfield Precision, Inc. as of October 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ Aubrey, Dixon, Riley, Turgeon & Schultz LLC



December 3, 1997

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                               BRIMFIELD PRECISION, INC.
                                     BALANCE SHEET
                                    OCTOBER 31, 1997


ASSETS
------

Current assets:
  Cash and cash equivalents                                         $  284,007
  Accounts receivable                                                1,627,969
  Inventory                                                          1,092,406
  Other current assets                                                 143,423
                                                                    ----------
     Total current assets                                            3,147,805

Property and equipment, net of accumulated depreciation of
 $3,002,166 at October 31, 1997                                      3,733,545

Other assets                                                           251,651
                                                                    ----------
Total assets                                                        $7,133,001
                                                                    ----------
                                                                    ----------


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current liabilities:
  Accounts payable                                                  $  545,170
  Accrued liabilities                                                  453,235
  Due to officer                                                        12,758
  Current portion of long-term debt                                    219,106
  Current portion of note payable - officer                            173,400
  Current portion of long-term capital lease obligation                348,967
                                                                    ----------
     Total current liabilities                                       1,752,636
                                                                    ----------
Long-term debt                                                         399,400
                                                                    ----------
Long-term capital lease obligation                                   1,104,473
                                                                    ----------
Stockholders' equity
  Common stock, no par value, 100 shares
   authorized and issued, 43 shares outstanding                         10,500
  Retained earnings                                                  4,213,992
                                                                    ----------
                                                                     4,224,492
  Less 57 shares of treasury stock - at cost                          (348,000)
                                                                    ----------
     Total stockholders' equity                                      3,876,492
                                                                    ----------
Total liabilities and stockholders' equity                          $7,133,001
                                                                    ----------
                                                                    ----------

 See accountants' audit report and accompanying notes to financial statements.

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                           BRIMFIELD PRECISION, INC.
                 STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                          YEAR ENDED OCTOBER 31, 1997


Revenue                                                    $10,178,731

Cost of goods sold                                           7,026,213
                                                           -----------

Gross profit                                                 3,152,518
                                                           -----------

Operating expenses:
  Selling and marketing                                        355,929
  Research and development                                     203,582
  General and administrative                                 1,655,684
                                                           -----------
    Total operating expenses                                 2,215,195
                                                           -----------

Income from operations                                         937,323
                                                           -----------

Other income (expense):
  Interest and other expense                                  (180,567)
  Interest and other income                                     81,384
                                                           -----------
    Total other expense                                        (99,183)
                                                           -----------

Net income before income taxes                                 838,140

Income taxes                                                    10,609
                                                           -----------

Net income                                                     827,531

Retained earnings - beginning of year                        3,810,629

Less dividends                                                 424,168
                                                           -----------

Retained earnings - end of year                            $ 4,213,992
                                                           -----------
                                                           -----------




 See accountants' audit report and accompanying notes to financial statements.

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                            BRIMFIELD PRECISION, INC.
                            STATEMENT OF CASH FLOWS
                          YEAR ENDED OCTOBER 31, 1997


Cash flows from operations
  Net income                                                 $ 827,531
  Non-cash items included in net income
    Depreciation and amortization                              534,715
    Gain on disposition of property and equipment              (28,120)
    Deferred tax asset                                         (18,000)

Other changes in operating assets and liabilities
  Accounts receivable                                         (222,515)
  Inventory                                                   (142,485)
  Federal tax deposit                                          (91,005)
  Other current assets                                        (100,308)
  Other assets                                                   3,572
  Accounts payable                                             170,103
  Accrued liabilities                                          218,376
  Due to officer                                                12,758
  Income taxes payable                                         (72,381)
                                                             ---------

Net cash provided by operations                              1,092,241
                                                             ---------

Cash flows from investing activities
  Acquisition of property and equipment                       (540,567)
  Proceeds on disposition of property and equipment             47,550
                                                             ---------

Net cash used by investing activities                         (493,017)
                                                             ---------

Cash flows from financing activities
  Payments on note payable - officer                           (15,300)
  Proceeds from long-term debt                                  42,839
  Payments on long-term debt                                  (235,418)
  Payments on long-term capital lease obligations             (251,837)
  Payment of dividends                                        (424,168)
                                                             ---------

Net cash used by financing activities                         (883,884)
                                                             ---------

Net decrease in cash and cash equivalents                     (284,660)

Net cash and cash equivalents- beginning of year               568,667
                                                             ---------

Net cash and cash equivalents- end of year                  $  284,007
                                                             ---------
                                                             ---------


 See accountants' audit report and accompanying notes to financial statements.

                              BRIMFIELD PRECISION, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                 OCTOBER 31, 1997


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A. NATURE OF BUSINESS: Brimfield Precision, Inc. manufactures specialized medical instruments and medical equipment.

     B. ACCOUNTS RECEIVABLE: The Company accounts for uncollectible accounts receivable using the direct write-off method. Generally accepted accounting principles require that the allowance method be used to account for bad debts. The effects of this departure from generally accepted accounting principles on financial position, results of operations, and cash flows have been determined to be not material.

     C. INVENTORY: Inventory is valued at the lower of cost, determined on the first-in, first-out (FIFO) method, or market.

     D. PROPERTY AND EQUIPMENT: Property and equipment are carried at cost. Depreciation is computed on both the straight-line and accelerated methods based on the estimated useful lives of the related assets. Depreciation expense was $530,875 for the year ended October 31, 1997.

     E. CASH AND CASH EQUIVALENTS: The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     F. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

     G. ADVERTISING: The Company expenses advertising costs as incurred. Advertising expense was $42,737 in 1997.

     H. INCOME TAXES: Effective November 1, 1986 the Company, with the consent of its stockholders, elected to be treated as an S Corporation. In this status, the corporation is generally not a taxable entity and elements of income and expense flow through and are taxed to the stockholders on an individual basis.

     Effective for years ending on and after December 31, 1988, the Commonwealth of Massachusetts imposes an income tax on S Corporations whose gross receipts exceed $6,000,000.

     Massachusetts Investment Tax Credits are accounted for using the flow-through method which reduces income tax expense for the current year in which the credits are utilized.

     I. FAIR VALUE OF FINANCIAL INSTRUMENTS: The carrying value of cash and short and long-term debt is a reasonable estimate of the fair value based on instruments with similar terms and maturities.

     J. AMORTIZATION: The costs of intangible assets are amortized on a straight-line basis over a period of 5 to 17 years.

                             BRIMFIELD PRECISION, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 OCTOBER 31, 1997


2.   TRANSACTIONS WITH RELATED PARTIES

     Note payable - officer of $173,400 at October 31, 1997, is due in monthly principal installments of $1,275, plus interest at 8 3/4%. An additional final principal payment of $159,375 is due October 1998, unless paid sooner.

     The Company leases a facility and land in Brimfield, Massachusetts which is owned by a former stockholder of the Company. In addition, the Company has constructed a building on the leased property. Rental expense for the building and land in 1997 amounted to $108,000.

     The Company subleases a facility in Springfield, Massachusetts from a corporation in which the two stockholders are the same stockholders of Brimfield Precision, Inc. The lease agreement requires payments of $4,927 per month until December 2001.


3.   NOTE PAYABLE - BANK

     At October 31, 1997 the Company had no borrowings under a line of credit agreement with a bank. The agreement provides for interest at the bank's prime lending rate, and is secured by all assets of the Company. The maximum available credit on this note was $750,000 at October 31, 1997.


4.   LONG-TERM DEBT

     Long-term debt at October 31, 1997 consisted of the following:

     Note payable to a bank, at prime, payable in monthly installments of $12,500 plus interest, secured by all assets of the Company,
     maturing in June 2000.                                             $400,000

     Note payable to a finance company, at 8 1/2 %, payable in monthly installments of $1,060 including interest, secured by a motor
     vehicle, maturing in October 2001.                                   42,839

     Note payable to a bank, at prime plus 1/4%, payable in monthly installments of $2,167 plus interest, secured by machinery,
     maturing in October 2000.                                            73,667

     Note payable to a bank, at prime plus 1/4%, payable in monthly installments of $2,833 plus interest, secured by machinery,
     maturing in August 2000.                                            102,000
                                                                        --------
                                                                         618,506
     Less current portion                                                219,106
                                                                        --------
        Total long-term debt                                            $399,400
                                                                        --------
                                                                        --------

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                              BRIMFIELD PRECISION, INC.
                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  OCTOBER 31, 1997


4.   LONG-TERM DEBT (CONTINUED)

     Aggregate maturities on long-term debt are as follows:

             Years Ending
              October 31,                             Amount
              -----------                             ------
                 1998                                $219,106
                 1999                                 220,240
                 2000                                 166,813
                 2001                                  12,347
                                                     --------
                                                     $618,506
                                                     --------
                                                     --------

5.   LEASE COMMITMENTS

     The gross amount of the capitalized leased assets and the accumulated depreciation are included in property and equipment as reported on the balance sheet. The amortization of this lease is included in depreciation expense.

                                                  Equipment Under
                                                 Capitalized Lease
                                                at October 31, 1997
                                                -------------------
     Equipment                                      $1,847,821
     Less accumulated amortization                     254,482
                                                    ----------
                                                    $1,593,339
                                                    ----------
                                                    ----------

     Future minimum payments on lease in effect at October 31, 1997 are as follows:

            Years Ending
             October 31,                              Amount
             -----------                              ------
               1998                                 $  460,348
               1999                                    449,848
               2000                                    408,633
               2001                                    295,967
               2002                                    130,870
                                                    ----------
          Total minimum lease payments               1,745,666
          Less amount representing interest            292,226
                                                    ----------
          Net present value                          1,453,440
          Less current portion                         348,967
                                                    ----------
          Long-term capital lease obligation        $1,104,473
                                                    ----------


6.   CONCENTRATION OF CREDIT RISK

     Substantially all of the Company's accounts receivable are due from companies in the high technology medical industry located throughout the United States. Two of the Company's customers accounted for approximately $4,948,237 of total sales in 1997. Two customers accounted for approximately $737,593 of accounts receivable at October 31, 1997.

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                          BRIMFIELD PRECISION, INC.
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                              OCTOBER 31, 1997


6.   CONCENTRATION OF CREDIT RISK (CONTINUED)

     The Company performs regular credit reviews of its significant customers' financial condition. Receivables generally are collected within 60 days.

     The Company maintains its operating accounts in certain financial institutions, which balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At times, the Company may maintain operating account balances which exceed $100,000.


7.   INVENTORY

     Inventory consisted of the following at October 31, 1997:


           Raw materials                              $  144,871
           Work in process                               384,724
           Finished goods                                562,811
                                                      ----------
                                                      $1,092,406
                                                      ----------
                                                      ----------

8.   INCOME TAXES

     The components of income tax expense related to continuing operations at October 31, 1997 were:


           Tax computed at statutory rates              $ 55,609
           Investment tax credit taken currently         (27,000)
           Deferred taxes - State                        (18,000)
                                                        --------
           Total provision for income taxes             $ 10,609
                                                        --------
                                                        --------

     As of October 31, 1997, a Massachusetts Investment Tax Credit carryforward of approximately $18,000, which begins to expire in 2003, is available to offset future Massachusetts tax.

     Deferred income taxes provide for the effects of timing differences in reporting for financial statement and income tax purposes. Such timing differences primarily relate to Massachusetts Investment Tax Credits.

     At October 31, 1997 the long-term deferred tax asset consisted of the following temporary difference component:


           Massachusetts Investment Tax Credit           $18,000
                                                         -------
                                                         -------

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                            BRIMFIELD PRECISION, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1997


9.   DISCLOSURES FOR CASH FLOW STATEMENT

     CASH PAID DURING THE YEAR FOR:                       1997
     ------------------------------                       ----
     Interest                                          $  174,391
                                                       ----------
                                                       ----------
     Income taxes                                      $  119,441
                                                       ----------
                                                       ----------
     NONCASH INVESTING AND FINANCING ACTIVITIES:
     -------------------------------------------
     Capital lease obligations for new equipment       $1,029,325
                                                       ----------
                                                       ----------

10.  RETIREMENT PLAN

     Effective June 1, 1991 the Company implemented the Brimfield Precision, Inc. 401(k) Savings and Retirement Plan covering substantially all employees. Employees may contribute from 2% up to 15% of total salary not to exceed Internal Revenue Service limits. The Company does not make matching contributions.


11.  SUBSEQUENT EVENT

     In November 1997 the stockholders entered into a purchase and sale agreement to sell 100% of the outstanding stock of the Company. At the date of this report the terms of the transaction have not been formalized.

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                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          IMAGE GUIDED TECHNOLOGIES, INC.
                                   (Registrant)




                          By:  /s/ Paul L. Ray
                               --------------------------------------
December 29, 1997              Paul L. Ray
                               Chairman of the Board and Chief
                               Executive Officer


                          By:  /s/ Jeffrey J. Hiller
                               --------------------------------------
December 29, 1997              Jeffrey J. Hiller
                               Vice President and Chief Financial Officer
                               (Principal Accounting Officer)